                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 16, 1997




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)






A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774




               7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                        Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

Item  5.    Other  Events

On May 16, 1997, U S WEST, Inc. and AirTouch Communications entered into a definitive agreement to merge the domestic cellular business of Media Group and its interest in PrimeCo Personal Communications into AirTouch Communications. In connection with the same restructuring, U S WEST, Inc. also issued a press release regarding its plans to transfer its domestic directory publishing business - known as U S WEST Dex - from its Media Group to its Communications Group. The releases are attached hereto as Exhibits.


Item  7.    Exhibits

Exhibit          Description

99A          Press Release issued May 16, 1997 entitled "AirTouch and U S WEST
Media  Group  Sign  Definitive  Agreement  on  Merger  of  Domestic  Wireless
Interests."

99B      Press Release issued May 16, 1997 entitled "U S WEST Restructuring to
Include  Transfer  of  Directories  from Media Group to Communications Group."



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    May  16,  1997